VANGUARD(R) GROWTH AND INCOME FUND

SEMIANNUAL

[PHOTO OF SHIP]

JUNE 30, 2000

[A MEMBER OF
 THE VANGAURD GROUP(R) LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

      In a world of frenetic change in business, technology,and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

      We don't think so.

      The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

      Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

      And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

      However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

      Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

      o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

      o Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

      o Step back from the daily frenzy of the markets; focus on your overall asset allocation.

      o Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

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CONTENTS

REPORT FROM THE CHAIRMAN...................1   FUND PROFILE................. 8

THE MARKETS IN PERSPECTIVE.................4   PERFORMANCE SUMMARY..........10

REPORT FROM THE ADVISER....................6   FINANCIAL STATEMENTS.........11
--------------------------------------------------------------------------------
      All comparative mutual fund data are from Lipper Inc.or Morningstar, Inc., unless otherwise noted.
      "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.
      Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes.
      "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates Incorporated.

REPORT FROM THE CHAIRMAN

During an especially volatile six months in the financial markets, Vanguard Growth and Income Fund recorded a disappointing -2.0% return, lagging the results for both its average peer and its unmanaged benchmark index.

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

      The adjacent table presents the fund's total return (capital change plus reinvested dividends) for the six months ended June 30--the first half of the fund's fiscal year--along with those of the average large-capitalization core mutual fund and the Standard & Poor's 500 Index, which is dominated by large companies.
---------------------------------------------------------
                                         TOTAL RETURNS
                                       SIX MONTHS ENDED
                                         JUNE 30, 2000
---------------------------------------------------------
Vanguard Growth and Income Fund               -2.0%
---------------------------------------------------------
Average  Large-Cap  Core  Fund*                1.3%
---------------------------------------------------------
S&P 500 Index                                 -0.4%
---------------------------------------------------------
*Derived from data provided by Lipper Inc.

      Our total return is based on a change in net asset value from $37.08 per share on December 31, 1999, to $35.14 per share on June 30, 2000, and is adjusted for a dividend of $0.17 per share paid from net investment income and a distribution of $1.07 per share paid from net realized capital gains.


THE PERIOD IN REVIEW

The first half of 2000 was a tumultuous time in financial markets, which were buffeted by a complex set of crosscurrents. The domestic economy continued to grow at a strong pace--the production of goods and services during the second quarter of 2000 was about 6% higher than in the same period last year, even after adjusting for inflation. Unemployment remained low, hovering around 4% of the workforce. Elsewhere in the world, growth was picking up from more subdued levels.

      Economic growth is generally  good for corporate  earnings and,  thus, for stocks. But investors and economic policymakers have worried that the combination of rapid economic growth and low unemployment would trigger sharply higher wages and inflation. The Federal Reserve Board, in an effort to slow the economy's momentum and forestall an inflationary outburst, continued to raise short-term interest rates during the half-year. The Fed boosted its target for the federal funds rate three times during the period by a total of 1.0 percentage point (100 basis points). In all, the Fed has raised its target rate by 175 basis points in the past 12 months.

      For most of the first quarter of 2000, a continuing boom in technology stocks kept the market averages rising, despite the threat of higher interest rates. But during the second quarter, tech stocks in particular cooled off. The market may have reacted to evidence that the ideal combination of rapid growth and low inflation was coming to an end. If the Fed succeeds in slowing the economy, corporate earnings growth might slow, too. And if earnings growth slowed, some investors reasoned, technology and telecommunications stocks would have a tough time maintaining their lofty price/earnings multiples. The split between the two quarters was evident in the results for the tech-dominated Nasdaq Composite Index, which rose 12.7% in the first quarter, only to slide -14.7% in the second. End result? A -3.9% return for the half-year.

      The overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, posted a -0.7% return for the six months. The small-cap Russell 2000 Index gained 3.0%, outpacing the large-cap S&P 500 Index, which posted a -0.4% return. Leadership within the market during the period switched back and forth between growth stocks--those whose prices reflect high expectations for future profitability--and value stocks, whose low prices in relation to earnings, book value, and dividends reflect low expectations by the market. Growth stocks were in front early on, but value stocks performed best in late March and April. Growth issues bounced back in June, however, and for the full six months, large-cap growth stocks outpaced large value stocks. For example, the growth stocks within the S&P 500 Index earned 2.6%, while the value stocks fell -4.1%.

      The Fed's efforts succeeded in pushing up short-term interest rates: The yield of 3-month U.S. Treasury bills climbed 52 basis points (from 5.33% to 5.85%) during the half-year. But after rising early in the year, yields for longer-term Treasuries began to fall after the Treasury announced that it would use rising federal budget surpluses to buy back billions of dollars' worth of long-term bonds. A shrinking supply of long-term Treasuries caused their prices to rise and their yields to fall. By June 30, the 30-year Treasury bond's yield had fallen 58 basis points, from 6.48% to 5.90%. The yield of the 10-year Treasury note fell 41 basis points, to 6.03%. Yields on high-quality corporate bonds were flat to slightly higher. But for low-quality corporate "junk" bonds, prices fell and yields rose as investors worried about increased defaults. The Lehman Aggregate Bond Index, representing nearly all of the U.S. taxable bond market, returned 4.0%, consisting of a price increase of 0.4% and an income return of 3.6% for the six months.

PERFORMANCE OVERVIEW

Vanguard Growth and Income Fund's -2.0% return for the half-year trailed that of its average peer by 3.3 percentage points and that of the S&P 500 Index by 1.6 percentage points. The fund was hurt by its slight tilt toward value stocks, which, as noted, lagged growth stocks during the half-year.

      Some of the same stocks that helped the fund outperform its benchmarks in 1999 hurt it during the first half of 2000. One example was QUALCOMM, which was the fund's third-largest holding at the start of the half-year. The company's stock soared more than 2,600% in 1999, but it then declined 66% during the first six months of 2000. The fund's investment adviser, Franklin Portfolio Associates, sold some of its QUALCOMM shares in January. Even so, QUALCOMM remained a larger position in the fund than in the S&P 500 Index. The fund's largest sector commitment was to technology shares, with an average weighting during the half-year of 27.1%--slightly less than the tech sector's weighting within the index. However, the index's holdings in that sector returned about 5%, while the fund's returned -2%.

      The adviser's stock picks in other sectors fared better. The fund's holdings in the consumer-staples, health care, producer-durables, and "other energy" sectors outpaced returns from those groups in the index.

      The fund's strategy of maintaining a risk profile and sector weightings similar to those of the S&P 500 Index--yet investing in stocks that the adviser believes are undervalued relative to the market--has served it well in the past, providing an annualized return higher than those of both its average peer and the index during the full 13 fiscal years of the fund's existence. Though there is no guarantee that the Growth and Income Fund will outperform in the future, we are confident that our low costs and the skillful management of the Franklin Portfolio Associates team give us a good shot at providing returns that are superior to those of similar funds.

      In no small part, the fund's excellent long-term performance is owed to John J. Nagorniak, founder of Franklin Portfolio Associates. Mr. Nagorniak, who retired on June 30, led the development of the quantitative models used in managing the fund. These models will remain in use, guided by John S. Cone, a member of the Franklin team since 1982 and a key player in the models' development. We wish Mr. Nagorniak the best, and on behalf of our fellow shareholders in Vanguard Growth and Income Fund, we thank him for the energy and intellect he brought to his work. Mr. Cone, who is president and chief executive officer of Franklin, will provide continuity to the fund's management, and we're confident that he and the Franklin team will continue to serve our shareholders well.

IN SUMMARY

During the first half of 2000, we witnessed very sharp day-to-day price fluctuations in the stock market, significant swings in investor sentiment, and sudden shifts in market leadership. All of this volatility, squeezed into a mere six months, underscored the fact that unpredictability is par for the course in financial markets. The timing, extent, and duration of such episodes are impossible to foretell with precision, but investors must be willing to endure them to reap the long-term rewards of investing.

      At Vanguard, we reiterate our long-standing recommendation for navigating stormy seas toward long-term financial goals. First, create an investment plan with a balance of stock funds, bond funds, and money market funds suited to your time horizon, investment objectives, and tolerance for market fluctuations. Once you have such a diversified plan in place, stick with it. Avoid the impulse to alter it based on short-term events--whether those be unsettling turbulence in the market or glittery returns from some particular corner of the market. "Stay the course" is timeless investment wisdom.

/S/
John J. Brennan
Chairman and Chief Executive Officer

July 18, 2000



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IN MEMORY
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It is with  great  sadness  that I  report  the  death  of John C.  Sawhill,  an independent trustee of the fund and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 2000

The perpetual tug-of-war in the financial markets ended in a near stalemate during the first half of 2000, despite lots of back-and-forth movement. On average, neither stock nor bond prices ended the period far from where they began it. However, bonds, thanks to their superior income, outpaced stocks in total return.

      Economic signals were conflicting. Growth continued at a rapid pace, and corporate profits rose smartly. On the other hand, stock prices as the year began already reflected high levels of optimism, and the market administered severe punishment to companies that failed to live up to earnings expectations. Also weighing on the market were concerns that the economy's vigor at a time of low unemployment would inevitably push labor costs and other prices higher. Indeed, higher costs for oil and natural gas pushed broad gauges of inflation higher (the Consumer Price Index gained 2.4% for the six months and 3.7% for the twelve months ended June 30). Yet core inflation, which excludes energy and food items, registered a moderate 2.4% gain during the 12 months ended June 30.

      The Federal Reserve Board raised short-term interest rates by 0.25 percentage point in February and again in March, before adding a half-point boost in May. These steps, which followed three quarter-percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. Thereafter, signs of a slowing in economic activity cropped up, although it was not certain that the Fed was done trying to throttle down the economic engine.

--------------------------------------------------------------------------
                                                    TOTAL RETURNS
                                             PERIODS ENDED JUNE 30, 2000
                                           -------------------------------
                                           6 MONTHS     1 YEAR    5 YEARS*
--------------------------------------------------------------------------
STOCKS
   S&P 500 Index                           -0.4%         7.2%     23.8%
   Russell 2000 Index                       3.0         14.3      14.3
   Wilshire 5000 Index                     -0.7         10.0      22.6
   MSCI EAFE Index                         -4.0         17.4      11.6
--------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index              4.0%         4.6%      6.3%
   Lehman 10 Year Municipal Bond Index      4.0          4.5       6.0
   Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index               2.8          5.3       5.2
--------------------------------------------------------------------------
OTHER
   Consumer Price Index                     2.4%         3.7%      2.5%
--------------------------------------------------------------------------
*Annualized.

U.S. STOCK MARKETS

Stock prices were quite volatile during the half-year, and large day-to-day price fluctuations in market averages were commonplace. There also were two swift shifts in market leadership. The year began with a continuance in the rapid rise for the "TMT" stocks (technology, media, telecommunications) that were the market's darlings during 1999. Through mid-March, the surge in these "new economy" groups left "old economy" stocks far behind. For example, the Nasdaq Composite Index, which is dominated by tech-related stocks, gained 15.6% and the Russell 1000 Value Index fell -10.4% during January and February. But in mid-March, value stocks took charge and TMT stocks slumped. The Russell 1000 Value Index returned 12.1% while the Nasdaq plummeted to a -27.4% return in the March-May period. But June brought another flip-flop: The value index declined -4.6%, while the Nasdaq rebounded with a 14.5% return.

      When  the  half-year  was  over,   most  broad  market  indexes had modest
declines. The all-market Wilshire 5000 Index returned -0.7%, the large-capitalization S&P 500 Index slipped -0.4%, and the Nasdaq fell -3.9%. Small- and mid-cap stocks did better: The small-cap Russell 2000 Index gained 3.0% and the Wilshire 4500 Completion Index, comprising virtually all the U.S. stocks outside of the S&P 500, eked out a 0.3% return.

U.S. BOND MARKETS

The Federal Reserve most directly influences interest rates of short-term securities. The Fed pushed up its target federal funds rate (charged on overnight loans between banks) by 1 percentage point to 6.5%. But yields of 3-month U.S. Treasury bills rose only half as far (0.52 percentage point, or 52 basis points to 5.85%). And yields actually declined on long-term Treasury securities, whose prices rose. Big federal budget surpluses are causing a shrinking supply of Treasury bonds. The 10-year Treasury note's yield fell 41 basis points to 6.03% as of June 30, and the yield of the 30-year Treasury declined 58 basis points--from 6.48% to 5.90%--during the half-year.

      The upshot was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve descended. The 5.90% yield of 30-year Treasuries on June 30 was 49 basis points below the 6.39% yield on 3-year Treasury notes.

      Corporate bonds did not perform as well as Treasuries for two main reasons: a record level of new offerings and investors' concern that credit quality might be declining. The rise in yields (and fall in prices) was slight for higher-quality corporate bonds but more severe for high-yield "junk" bonds. Investors grew wary of riskier bonds due to an increase in defaults. The Lehman High Yield Bond Index saw a price decline of -5.7% during the first half of 2000, more than offsetting its six-month income of 4.5%. Tax-exempt municipal bonds generally outperformed corporates but did not do as well as Treasury securities. The overall taxable bond market, as measured by the Lehman Aggregate Bond Index, returned 4.0%, as a price gain of 0.4% augmented a 3.6% income return.

INTERNATIONAL STOCK MARKETS

International stock markets were generally unprofitable for U.S. investors due to lack-luster local market performances and a stronger U.S. dollar during the half-year. Although economic growth in most of Europe appeared to be strengthening, stocks were hurt by continued economic weakness in Japan and from expectations of higher interest rates. On the other hand, European stock prices got some support from an increase in corporate takeovers.

      In local currencies, European stocks posted a 1.7% return in the aggregate and stocks from the Pacific region recorded a modest decline of -2.6%. However, the dollar's strength diminished those results for U.S. investors, for whom the Morgan Stanley Capital International (MSCI) Europe Index returned -3.0% and the MSCI Pacific Free Index returned -5.9%. The MSCI Europe, Australasia, Far East
(EAFE) Index of developed foreign markets registered a -4.0% return for U.S. investors.

      The Select Emerging Markets Free Index fell -9.6% in U.S. dollars, having declined -3.5% in local currencies. The index was hit by weakness in South Africa (-15%) and several emerging Asian markets, including Indonesia (-44%), Thailand (-36%), and the Philippines (-36%). The biggest gains among emerging markets were in Israel (+27%) and Venezuela (+19%).

REPORT FROM THE ADVISER

We are pleased to report on our investment results for the first six months of 2000. The U.S. stock market continued to be a challenging environment for active investment managers, as price volatility remained high and style leadership uncertain. The torrid pace of advances in stock prices slowed during the first half of this year--both the S&P 500 Index and the broader market fell slightly. There have been some reassuring signs of rational behavior recently: Certain "new economy" stocks have been reexamined with respect to future earnings prospects, or the lack thereof, and the market has reduced these stocks' prices.

      Vanguard Growth and Income Fund has underperformed the S&P 500 Index so far in 2000, with a total return of -2.0% versus -0.4% for the index. However, for the 12 months ended June 30, we are ahead of the index by 1.5 percentage points (8.7% versus 7.2%), and for the three years ended June 30, we outpaced the index by an average of 0.7 percentage point per year (20.4% versus 19.7%). The fund's negative performance so far this year resulted from poor stock selection. Some of this shortfall was offset by moderately successful sector and risk-factor tilts versus the index. For example, our holdings on average had a slightly smaller capitalization than the benchmark average. This helped because smaller stocks generally did better than large ones. Also, we were somewhat aided by being underweighted versus the index in the consumer-staples and technology sectors, and correspondingly overweighted in utilities and financial services.

----------------------------------------------------
      RANK OF VANGUARD GROWTH AND INCOME FUND
             AMONG LARGE VALUE FUNDS
              THROUGH JUNE 30, 20
----------------------------------------------------
Last 6 months                       328th out of 694
Last 1 year                          48th out of 682
Last 3 years                          9th out of 514
Last 5 years                          6th out of 349
Last 10 years                         5th out of 133
----------------------------------------------------
Source: Morningstar, Inc.

      In terms of individual holdings, the biggest positive contributors to performance relative to the index included PepsiCo, Pfizer (which completed its acquisition of Warner-Lambert), and Adobe Systems (an example of the kind of sell-shovels-to-gold miners company that survived the sell-off in Internet stocks). Being underweighted in Yahoo!, which performed poorly during the half-year, also helped us. These successful positions were offset by holdings that hurt us, such as Adaptec, QUALCOMM (a big winner for the fund last year), Georgia-Pacific (an underperformer in the laggard paper group), and WorldCom (whose stock bounced back recently in anticipation of the termination of its proposed merger with Sprint).

      The table above compares the performance of the Growth and Income Fund to that of its peers in the large value funds category, as reported by fund analysts Morningstar, Inc.

      We continue  to  manage  the  fund  by  making  a  series  of   analytical
measurements on a large universe of securities--currently about 4,000 U.S. stocks. Each of the dozens of measures we use focuses on a single intuitive characteristic of attractive stocks, with most measures falling into one of three categories:

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INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by using quantitative methods to select stocks that, in the aggregate, have risk characteristics similar to the S&P 500 Index but that are currently undervalued by the market.
--------------------------------------------------------------------------------

      o Fundamental momentum: These measures seek to identify companies whose near-term business prospects are relatively strong.

      o Relative value: These measures quantify the attractiveness of a stock's current price in relation to its own history, its peers, and the market with respect to such measures as earnings, sales, and book value.

      o Future cash flow: These measures screen for value by trying to identify companies with likely favorable patterns of future earnings and dividend-paying capability.

      We then use a blend of these various measures to select investments that we hope will generate consistently positive results over time. Our experience reinforces our belief in the efficacy of picking stocks through a structured approach that uses fundamental investment concepts, applied in a disciplined and quantitative way. We also apply a structured approach to building the entire portfolio. We construct the Growth and Income Fund so that it broadly resembles the S&P 500 Index in terms of industry weightings and other risk characteristics. But instead of exactly replicating the index, we select the stocks we feel are most attractive.

      In the first half of 2000, our fundamental momentum measures have, in aggregate, done the best job in discriminating between the stock market's winners and losers. However, there were sharp swings in effectiveness between the momentum and value techniques during the past six months. January and February saw a continuation of the hypergrowth, momentum-driven market of 1999. Then in March we saw a sharp transition, and for a time value-oriented measures performed best. In June, the momentum measures rebounded, although our value criteria remained useful. Value investors are, of course, hoping for an extended period of value dominance, and their time in the sun may be coming soon. We will continue, however, to use a blend of styles to select stocks, because we believe this promotes consistency in investment results.

      We are long-term investors with a goal of providing superior equity returns over an extended investment horizon. We believe our record illustrates the effectiveness of our game plan, which is to seek to provide above-average results in most periods and under a variety of equity market conditions, including periods when it is particularly difficult for active managers to outpace market indexes.

John S. Cone, CFA, President and Chief Executive Officer
Franklin Portfolio Associates LLC

July 11, 2000

FUND PROFILE
GROWTH AND INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS                        INVESTMENT FOCUS
-----------------------------------------------  -------------------------------
                   GROWTH AND INCOME    S&P 500
-----------------------------------------------          [GRID]
Number of Stocks                 165        500
Median Market Cap             $80.0B     $94.9B  MARKET CAP      LARGE
Price/Earnings Ratio           21.3x      28.7x  STYLE           BLEND
Price/Book Ratio                4.0x       5.2x
Yield                           0.9%       1.1%
Return on Equity               22.8%      24.5%
Earnings Growth Rate           18.2%      17.3%
Foreign Holdings                1.4%       1.2%
Turnover Rate                   70%*         --
Expense Ratio                 0.39%*         --
Cash Investments                0.1%         --

*Annualized.
                                                 TEN LARGEST HOLDINGS
VOLATILITY MEASURES                              (% OF TOTAL NET ASSETS)
-----------------------------------------------  -------------------------------
                   GROWTH AND INCOME    S&P 500  Cisco Systems, Inc.        4.8%
-----------------------------------------------  Intel Corp.                4.1
R-Squared                       0.97       1.00  Microsoft Corp.            3.6
Beta                            1.02       1.00  Pfizer, Inc.               3.2
                                                 Citigroup, Inc.            2.5
                                                 Johnson & Johnson          2.4
                                                 Exxon Mobil Corp.          2.4
                                                 Wal-Mart Stores, Inc.      2.2
                                                 Nortel Networks Corp.      2.2
                                                 General Electric Co.       2.1
                                                 -------------------------------
                                                 Top Ten                   29.5%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                  JUNE 30, 1999             JUNE 30, 2000
                             ---------------------------------------------------
                               GROWTH AND INCOME   GROWTH AND INCOME    S&P 500
                             ---------------------------------------------------
Auto & Transportation                 2.3%                 3.1%           1.6%
Consumer Discretionary               15.1                 11.4           11.8
Consumer Staples                      5.1                  4.6            5.7
Financial Services                   19.5                 15.2           13.4
Health Care                           9.4                 10.4           11.7
Integrated Oils                       5.3                  5.6            4.5
Other Energy                          0.2                  1.1            1.8
Materials & Processing                2.9                  1.3            2.2
Producer Durables                     3.9                  6.3            2.9
Technology                           16.9                 27.3           29.9
Utilities                            13.2                  8.8            8.6
Other                                 6.2                  4.9            5.9
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
GROWTH AND INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: DECEMBER 10, 1986-JUNE 30, 2000
-----------------------------------------------    -----------------------------------------------------
            GROWTH AND INCOME FUND    S&P 500                   GROWTH AND INCOME FUND        S&P 500
FISCAL   CAPITAL  INCOME    TOTAL      TOTAL       FISCAL    CAPITAL    INCOME       TOTAL     TOTAL
          RETURN  RETURN   RETURN     RETURN       YEAR       RETURN    RETURN      RETURN    RETURN
-----------------------------------------------    -----------------------------------------------------
1986       -3.1%    0.0%    -3.1%     -3.3%        1994        -3.1%      2.5%       -0.6%      1.3%
1987        1.8     2.2      4.0       5.3         1995        33.1       2.8        35.9      37.6
1988       13.1     3.7     16.8      16.6         1996        20.9       2.2        23.1      23.0
1989       27.6     4.4     32.0      31.7         1997        33.5       2.1        35.6      33.4
1990       -5.7     3.3     -2.4      -3.1         1998        22.6       1.3        23.9      28.6
1991       26.4     3.9     30.3      30.5         1999        24.9       1.1        26.0      21.0
1992        4.2     2.8      7.0       7.6         2000*       -2.5       0.5        -2.0      -0.4
1993       11.4     2.4     13.8      10.1
-----------------------------------------------    -----------------------------------------------------

*Six months ended June 30, 2000.
See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
                                                                  10 YEARS
                          INCEPTION                        ---------------------
                            DATE       1 YEAR   5 YEARS   CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Growth and Income Fund    12/10/1986    8.70%    23.78%    15.38%   2.54% 17.92%
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------      ----------------------------------------------------

                                                               MARKET                                                         MARKET
                                                               VALUE*                                                         VALUE*
GROWTH AND INCOME FUND                            SHARES        (000)                                               SHARES     (000)
--------------------------------------------------------------------------      ----------------------------------------------------
COMMON STOCKS (98.8%)(1)                                                        o Clear Channel
--------------------------------------------------------------------------        Communications, Inc.             255,900  $ 19,192
                                                                                  Tribune Co.                      528,700    18,505
AUTO & TRANSPORTATION (3.1%)                                                      New York Times Co. Class A       445,700    17,605
  Ford Motor Co.                               1,928,900    $  82,943             Carnival Corp.                   822,900    16,046
o AMR Corp.                                    2,107,600       55,720             May Department Stores Co.        434,700    10,433
  Delta Air Lines, Inc.                        1,059,200       53,556             Darden Restaurants Inc.          576,100     9,361
  Southwest Airlines Co.                       1,248,700       23,647             R.R. Donnelley & Sons Co.        412,900     9,316
  Burlington Northern Santa Fe Corp.             907,600       20,818           o AutoZone Inc.                    336,500     7,403
  Kansas City Southern Industries, Inc.          211,800       18,784             Circuit City Stores, Inc.        214,500     7,119
o FedEx Corp.                                    437,700       16,633             The Stanley Works                260,200     6,180
  Union Pacific Corp.                            355,000       13,202             Springs Industries Inc. Class A  119,300     3,818
o Visteon Corp.                                  252,557        3,062                                                     ----------
                                                            ---------                                                      1,056,932
                                                              288,365                                                     ----------
CONSUMER DISCRETIONARY (11.3%)                              ---------           CONSUMER STAPLES (4.5%)
  Wal-Mart Stores, Inc.                        3,565,500      205,462             PepsiCo, Inc.                  2,789,700   123,967
  Home Depot, Inc.                             2,573,600      128,519             Anheuser-Busch Cos., Inc.      1,190,700    88,930
o America Online, Inc.                         1,828,300       96,443             Philip Morris Cos., Inc.       2,068,900    54,955
o Viacom Inc. Class B                          1,227,067       83,671             ConAgra, Inc.                  2,238,100    42,664
  Gannett Co., Inc.                              921,400       55,111             Ralston-Ralston Purina Group   1,588,200    31,665
o Yahoo!, Inc.                                   438,700       54,344           o Safeway, Inc.                    495,000    22,337
  Sears, Roebuck & Co.                         1,634,700       53,332             SuperValu Inc.                 1,037,600    19,779
  Kimberly-Clark Corp.                           824,700       47,317             Hershey Foods Corp.              373,800    18,129
  Omnicom Group Inc.                             437,200       38,938             UST, Inc.                        670,900     9,854
  Eastman Kodak Co.                              622,700       37,051             The Quaker Oats Co.              123,100     9,248
  Lowe's Cos., Inc.                              758,400       31,142                                                     ----------
  Knight Ridder                                  528,800       28,125                                                        421,528
  Whirlpool Corp.                                592,700       27,635                                                     ----------
o Federated Department                                                          FINANCIAL SERVICES (15.0%)
    Stores, Inc.                                 759,300       25,626             Citigroup, Inc.                3,842,400   231,505
  Interpublic Group of Cos., Inc.                447,400       19,238             Bank of America Corp.          2,635,071   113,308
                                                                                  FleetBoston Financial Corp.    3,324,200   113,023
                                                                                  Morgan Stanley Dean
                                                                                   Witter & Co.                  1,267,210   105,495


------------------------------------------------------------------------------------------------------------------------------------

                                                               MARKET                                                         MARKET
                                                               VALUE*                                                         VALUE*
GROWTH AND INCOME FUND                            SHARES        (000)                                               SHARES     (000)
------------------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Holdings, Inc.               1,063,100    $ 100,529           PRODUCER DURABLES (6.2%)
  American International Group, Inc.             738,352       86,756             Nortel Networks Corp.          2,956,000 $ 201,747
  Fannie Mae                                   1,513,600       78,991             The Boeing Co.                 2,472,700   103,390
  MBNA Corp.                                   2,690,700       72,985             Emerson Electric Co.           1,236,000    74,624
  J.P. Morgan & Co., Inc.                        558,300       61,483           o Applied Materials, Inc.          800,000    72,500
  KeyCorp                                      2,981,800       52,554             Dover Corp.                      736,700    29,882
  Marsh & McLennan Cos., Inc.                    478,900       50,015             Northrop Grumman Corp.           331,900    21,988
  Merrill Lynch & Co., Inc.                      401,500       46,173             Caterpillar, Inc.                641,800    21,741
  Golden West Financial Corp.                  1,111,800       45,375           o KLA-Tencor Corp.                 258,900    15,162
  Bear Stearns Co., Inc.                         962,000       40,043             Pulte Corp.                      541,600    11,712
  PNC Financial Services Group                   727,500       34,102             Danaher Corp.                    236,600    11,697
  Household International, Inc.                  781,600       32,485             Cummins Engine Co., Inc.         333,700     9,093
  MGIC Investment Corp.                          520,800       23,696             Pall Corp.                       366,100     6,773
  American General Corp.                         361,500       22,051                                                      ---------
  SunTrust Banks, Inc.                           407,300       18,609                                                        580,309
  First Data Corp.                               369,200       18,322                                                      ---------
  Providian Financial Corp.                      191,800       17,262           TECHNOLOGY (26.9%)
  National City Corp.                            812,200       13,858             COMMUNICATIONS TECHNOLOGY (7.6%)
  Wachovia Corp.                                 239,300       12,982           o Cisco Systems, Inc.            7,034,200   447,111
  Franklin Resources Corp.                       377,500       11,467             Lucent Technologies, Inc.      1,514,024    89,706
                                                            ---------             Motorola, Inc.                 2,094,231    60,864
                                                            1,403,069           o QUALCOMM, Inc.                   897,100    53,826
                                                            ---------             Scientific-Atlanta, Inc.         324,200    24,153
HEALTH CARE (10.3%)                                                             o ADC Telecommunications, Inc.     262,800    22,042
  Pfizer, Inc.                                 6,291,250      301,980           o 3Com Corp.                       338,400    19,500

  Johnson & Johnson                            2,193,500      223,463             COMPUTER SERVICES SOFTWARE & SYSTEM (7.2%)
  Merck & Co., Inc.                            2,478,000      189,877           o Microsoft Corp.                4,235,900   338,872
  Abbott Laboratories                          1,948,480       86,829             Oracle Corp.                   2,252,550   189,355
  Pharmacia Corp.                              1,468,918       75,925           o Veritas Software Corp.           836,100    94,492
  Cardinal Health, Inc.                          534,950       39,586             Sabre Holdings Corp.             600,300    17,109
  UnitedHealth Group Inc.                        374,600       32,122             Adobe Systems, Inc.               92,700    12,051
  Bausch & Lomb, Inc.                            194,500       15,049           o Compuware Corp.                1,150,200    11,933
                                                            ---------           o Citrix Systems, Inc.             448,900     8,501
                                                              964,831
                                                            ---------             COMPUTER TECHNOLOGY (5.5%)
INTEGRATED OILS (5.6%)                                                          o Network Appliance, Inc.        1,935,100   155,776
  Exxon Mobil Corp.                            2,805,068      220,198           o EMC Corp.                      1,661,100   127,801
  Royal Dutch Petroleum Co. ADR                2,159,800      132,963             International Business
  Kerr-McGee Corp.                               928,000       54,694               Machines Corp.               1,036,800   113,594
  USX-Marathon Group                           1,740,100       43,611           o Apple Computer, Inc.             761,400    39,878
  Occidental Petroleum Corp.                   1,553,400       32,718             Hewlett-Packard Co.              229,800    28,696
  Chevron Corp.                                  316,700       26,860             Electronic Data Systems Corp.    612,000    25,245
  Coastal Corp.                                  154,000        9,375           o Seagate Technology Inc.          415,900    22,875
                                                            ---------
                                                              520,419             ELECTRONICS--SEMICONDUCTORS/COMPONENTS (6.6%)
                                                            ---------             Intel Corp.                    2,869,700   383,643
OTHER ENERGY (1.0%)                                                               Texas Instruments, Inc.        1,190,600    81,779
  Apache Corp.                                   581,600       34,205           o Conexant Systems, Inc.           870,300    42,318
  Transocean Sedco Forex Inc.                    459,500       24,554           o Xilinx, Inc.                     460,300    38,004
  Tosco Corp.                                    503,900       14,267           o National Semiconductor Corp.     509,200    28,897
o Rowan Cos., Inc.                               461,700       14,024           o Advanced Micro Devices, Inc.     350,000    27,037
  Ashland, Inc.                                  304,900       10,690           o Analog Devices, Inc.             192,400    14,622
                                                            ---------                                                      ---------
                                                               97,740                                                      2,519,680
                                                            ---------                                                      ---------

MATERIALS & PROCESSING (1.3%)                                                     UTILITIES (8.7%)
  Georgia Pacific Group                          986,900       25,906             BellSouth Corp.                3,266,100   139,217
  Dow Chemical Co.                               632,700       19,100           o WorldCom, Inc.                 2,815,900   129,179
  Weyerhaeuser Co.                               358,600       15,420             AT&T Corp.                     3,319,529   104,980
  Sherwin-Williams Co.                           627,500       13,295           o Comcast Corp.-Special Class A  2,233,400    90,453
  Air Products & Chemicals, Inc.                 347,300       10,701             TXU Corp.                      2,624,400    77,420
  Praxair, Inc.                                  263,700        9,872             FPL Group, Inc.                1,218,400    60,311
  PPG Industries, Inc.                           215,700        9,558             Public Service Enterprise
  Nucor Corp.                                    240,800        7,992              Group, Inc.                   1,511,000    52,318
  Louisiana-Pacific Corp.                        281,800        3,065
o Inco Ltd.                                      143,300        2,203
  Worthington Industries, Inc.                    65,600          689
                                                            ---------
                                                              117,801
                                                            ---------

---------------------------------------------------------------------           ----------------------------------------------------

                                                               MARKET                                                         MARKET
                                                               VALUE*                                                         VALUE*
                                                  SHARES        (000)                                                          (000)
---------------------------------------------------------------------           ----------------------------------------------------
  Reliant Energy, Inc.                         1,258,400    $  37,201           OTHER ASSETS AND LIABILITIES (0.1%)
  American Electric Power Co., Inc.              712,260       21,101           ----------------------------------------------------
  PG&E Corp.                                     819,600       20,183           Other Assets--Note C                        $ 27,841
  GPU, Inc.                                      697,700       18,882           Liabilities                                 (17,884)
  Southern Co.                                   679,000       15,829                                                     ----------
o NEXTEL Communications, Inc.                    255,000       15,603                                                          9,957
  Consolidated Edison Inc.                       346,800       10,274           ----------------------------------------------------
  Unicom Corp.                                   264,000       10,214           NET ASSETS (100%)
  Pinnacle West Capital Corp.                    291,200        9,864           ----------------------------------------------------
  Peoples Energy Corp.                            34,400        1,114           Applicable to 266,278,583 outstanding
                                                            ---------           $.001 par value shares of beneficial interest
                                                              814,143           (unlimited authorization)                 $9,357,873
                                                            ---------           ====================================================

OTHER (4.9%)                                                                    NET ASSET VALUE PER SHARE                     $35.14
  General Electric Co.                         3,795,000      201,135           ====================================================
  Minnesota Mining & Manufacturing Co.         1,360,600      112,250           *See Note A in Notes to Financial Statements.
  Tyco International Ltd.                      1,570,800       74,417           oNon-income-producing security.
  Loews Corp.                                    408,500       24,510           (1)The fund invests a portion of its cash reserves
  The Seagram Co. Ltd.                           312,500       18,125           in equity markets through  the use of index  futures
  Johnson Controls, Inc.                         316,000       16,215           contracts.    After   giving   effect   to   futures
  Textron, Inc.                                  190,500       10,347           investments,  the fund's effective  common stock and
  Brunswick Corp.                                247,900        4,106           temporary  cash investment positions represent 99.9%
                                                            ---------           and 0.0%, respectively, of net  assets.
                                                              461,105           See Note E in Notes to Financial Statements.
                                                            ---------           (2)Security  segregated  as initial margin  for open
---------------------------------------------------------------------           futures contracts.
TOTAL COMMON STOCKS                                                             ADR--American Depositary Receipt.
  (COST $7,558,907)                                         9,245,922
---------------------------------------------------------------------           ----------------------------------------------------
                                                    FACE                        AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
                                                  AMOUNT                        ----------------------------------------------------
                                                   (000)                                                        AMOUNT           PER
---------------------------------------------------------------------                                            (000)         SHARE
TEMPORARY CASH INVESTMENTS (1.1%)(1)                                            ----------------------------------------------------
---------------------------------------------------------------------           Paid in Capital             $7,465,400        $28.03
U.S. TREASURY BILL                                                              Overdistributed Net
(2)5.674%, 7/3/2000                              $ 5,400        5,338            Investment Income                (920)           --
REPURCHASE AGREEMENT                                                            Accumulated Net Realized Gains 207,063           .78
Collateralized by U.S. Government                                               Unrealized Appreciation
  Obligations in a Pooled                                                        (Depreciation)--Note E
  Cash Account                                                                   Investment Securities       1,687,015          6.33
  6.71%, 7/3/2000                                 96,656       96,656            Futures Contracts                (685)           --
---------------------------------------------------------------------           ----------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS                                                NET ASSETS                  $9,357,873        $35.14
  (COST $101,994)                                             101,994           ====================================================
---------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
  (COST $7,660,901)                                         9,347,916
---------------------------------------------------------------------

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                          GROWTH AND INCOME FUND
                                                  SIX MONTHS ENDED JUNE 30, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                         $    58,852
   Interest                                                                4,451
   Security Lending                                                            1
                                                                     -----------
      Total Income                                                        63,304
                                                                     -----------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                            3,676
      Performance Adjustment                                               1,333
   The Vanguard Group--Note C
       Management and Administrative                                      11,892
       Marketing and Distribution                                            722
   Custodian Fees                                                             52
   Auditing Fees                                                               6
   Shareholders' Reports                                                     133
   Trustees' Fees and Expenses                                                 6
                                                                     -----------
       Total Expenses                                                     17,820
       Expenses Paid Indirectly--Note C                                    (555)
                                                                     -----------
       Net Expenses                                                       17,265
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     46,039
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                            212,861
   Futures Contracts                                                        (40)
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                        212,821
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                               (426,531)
   Futures Contracts                                                     (3,814)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (430,345)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(171,485)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.



----------------------------------------------------------------------------------------------------

                                                                           GROWTH AND INCOME FUND
                                                                    --------------------------------
                                                                         SIX MONTHS             YEAR
                                                                              ENDED            ENDED
                                                                      JUN. 30, 2000    DEC. 31, 1999
                                                                              (000)            (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                   $ 46,039         $ 69,471
   Realized Net Gain                                                        212,821          569,667
   Change in Unrealized Appreciation (Depreciation)                        (430,345)         989,796
                                                                        ----------------------------
      Net Increase (Decrease) in Net Assets Resulting from Operations      (171,485)       1,628,934
DISTRIBUTIONS                                                           ----------------------------
   Net Investment Income                                                    (44,989)         (70,403)
   Realized Capital Gain                                                   (268,275)        (288,660)
                                                                        ----------------------------
      Total Distributions                                                  (313,264)        (359,063)
CAPITAL SHARE TRANSACTIONS1                                             ----------------------------
   Issued                                                                 1,960,634        3,205,474
   Issued in Lieu of Cash Distributions                                     293,209          338,671
   Redeemed                                                              (1,227,605)      (1,158,132)
                                                                        ----------------------------
      Net Increase from Capital Share Transactions                        1,026,238        2,386,013
----------------------------------------------------------------------------------------------------
   Total Increase                                                           541,489        3,655,884
----------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                    8,816,384        5,160,500
   End of Period                                                         $9,357,873       $8,816,384
====================================================================================================

1Shares Issued (Redeemed)
   Issued                                                                    55,469           94,634
   Issued in Lieu of Cash Distributions                                       7,981            9,544
   Redeemed                                                                (34,944)         (34,150)
                                                                        ----------------------------
       Net Increase in Shares Outstanding                                    28,506           70,028
====================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------

                                                                      GROWTH AND INCOME FUND
                                                                      YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED   ---------------------------------------------
THROUGHOUT EACH PERIOD                      JUNE 30, 2000     1999    1998      1997     1996      1995
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $37.08   $30.76  $26.19    $22.23   $19.95    $15.56
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                             .18      .33     .32       .41      .41       .41
    Net Realized and Unrealized Gain (Loss)
        on Investments                               (.88)    7.60    5.86      7.15     4.09      5.14
                                                  -------------------------------------------------------
        Total from Investment Operations             (.70)    7.93    6.18      7.56     4.50      5.55
DISTRIBUTIONS                                     -------------------------------------------------------
    Dividends from Net Investment Income             (.17)    (.33)   (.33)     (.42)    (.40)     (.42)
    Distributions from Realized Capital Gains       (1.07)   (1.28)  (1.28)    (3.18)   (1.82)     (.74)
                                                  -------------------------------------------------------
        Total Distributions                         (1.24)   (1.61)  (1.61)    (3.60)   (2.22)    (1.16)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $35.14   $37.08  $30.76    $26.19   $22.23    $19.95
=========================================================================================================

TOTAL RETURN                                       -2.02%   26.04%  23.94%    35.59%   23.06%    35.93%
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)           $9,358   $8,816  $5,161    $2,142   $1,285      $909
    Ratio of Total Expenses to
        Average Net Assets                         0.39%*    0.37%   0.36%     0.36%    0.38%     0.47%
    Ratio of Net Investment Income to
        Average Net Assets                         1.02%*    1.04%   1.27%     1.74%    1.97%     2.25%
    Portfolio Turnover Rate                          70%*      54%     47%       66%      75%       59%
=========================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate fund turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Franklin Portfolio Associates LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. For the six months ended June 30, 2000, the advisory fee represented an effective annual basic rate of 0.08% of the fund's average net assets before an increase of $1,333,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2000, the fund had contributed capital of $1,787,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.80% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

   The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2000, these arrangements reduced the fund's expenses by $553,000 and $2,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

D. During the six months ended June 30, 2000, the fund purchased $3,922,911,000 of investment securities and sold $3,111,753,000 of investment securities, other than U.S. government securities and temporary cash investments.

E. At June 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,687,015,000, consisting of unrealized gains of $2,113,101,000 on securities that had risen in value since their purchase and $426,086,000 in unrealized losses on securities that had fallen in value since their purchase.

   At June 30, 2000, the aggregate settlement value of open futures contracts expiring in September 2000 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                            (000)
                                              ----------------------------------
                                                Aggregate
                             Number of         Settlement        Unrealized
Futures Contracts         Long Contracts         Value          Depreciation
--------------------------------------------------------------------------------
S&P 500 Index                  270               $99,097          $(685)
--------------------------------------------------------------------------------

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
---------------------------------------------------------------------------------------------------------

500 Index Fund                    Growth Index Fund*                 Strategic Equity Fund
Calvert Social Index(TM) Fund*    Health Care Fund                   Tax-Managed Capital
Capital Opportunity Fund          Institutional Developed Markets     Appreciation Fund*
Convertible Securities Fund         Index Fund                       Tax-Managed Growth and
Developed Markets Index Fund      Institutional Index Fund*           Income Fund*
Emerging Markets Stock            International Growth Fund          Tax-Managed International Fund*
 Index Fund*                      International Value Fund           Tax-Managed Small-Cap Fund*
Energy Fund                       Mid-Cap Index Fund*                Total International Stock Index Fund
Equity Income Fund                Morgan(TM) Growth Fund             Total Stock Market Index Fund*
European Stock Index Fund*        Pacific Stock Index Fund*          U.S. Growth Fund
Explorer(TM) Fund                 PRIMECAP Fund                      U.S. Value Fund
Extended Market Index Fund*       REIT Index Fund                    Utilities  Income Fund
Global  Equity Fund               Selected Value Fund                Value Index Fund*
Gold and Precious Metals Fund     Small-Cap Growth Index Fund*       Windsor(TM) Fund
Growth and Income  Fund           Small-Cap Index Fund*              Windsor(TM) II Fund
Growth  Equity Fund               Small-Cap Value Index Fund*


BALANCED FUNDS
---------------------------------------------------------------------------------------------------------
Asset Allocation Fund             LifeStrategy(R) Growth Fund        STAR(TM) Fund
Balanced Index Fund               LifeStrategy(R) Income Fund        Tax-Managed Balanced Fund
Global Asset Allocation Fund      LifeStrategy(R) Moderate           Wellesley(R)  Income Fund
LifeStrategy(R) Conservative        Growth Fund                      Wellington(TM) Fund
  Growth  Fund


BOND FUNDS
---------------------------------------------------------------------------------------------------------
Admiral(TM)  Intermediate-Term    Intermediate-Term Bond Index Fund  Preferred Stock Fund
 Treasury Fund                    Intermediate-Term Corporate Fund   Short-Term Bond Index Fund
Admiral(TM) Long-Term             Intermediate-Term Tax-Exempt Fund  Short-Term Corporate Fund*
 Treasury Fund                    Intermediate-Term Treasury Fund    Short-Term  Federal Fund
Admiral(TM) Short-Term Treasury   Limited-Term Tax-Exempt Fund       Short-Term Tax-Exempt Fund
 Fund                             Long-Term Bond Index Fund          Short-Term Treasury Fund
GNMA Fund                         Long-Term Corporate Fund           State Tax-Exempt Bond Funds
High-Yield Corporate Fund         Long-Term Tax-Exempt Fund           (California, Florida,
High-Yield Tax-Exempt Fund        Long-Term Treasury Fund             Massachusetts, New Jersey,
Inflation-Protected Securities                                        New York, Ohio, Pennsylvania)
 Fund                                                                Total Bond Market Index Fund*
Insured Long-Term Tax-Exempt
 Fund


MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------------
Admiral(TM) Treasury Money        State Tax-Exempt Money Market      Tax-Exempt Money Market Fund
 Market Fund                       Funds (California, New Jersey,    Treasury Money Market Fund
Federal Money Market Fund          New York, Ohio, Pennsylvania)
Prime Money Market Fund*

VARIABLE  ANNUITY PLAN
---------------------------------------------------------------------------------------------------------
Balanced Portfolio                High-Grade Bond Portfolio          Money Market Portfolio
Diversified Value Portfolio       High Yield Bond Portfolio          REIT Index Portfolio
Equity Income Portfolio           International Portfolio            Short-Term Corporate Portfolio
Equity Index Portfolio            Mid-Cap Index Portfolio            Small Company Growth Portfolio
Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600.
Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

      Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

      Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

      The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON  Legal Department.

ROBERT A. DISTEFANO  Information Technology.

JAMES H. GATELY  Individual Investor Group.

KATHLEEN C. GUBANICH  Human Resources.

IAN A. MACKINNON  Fixed Income Group.

F. WILLIAM MCNABB, III  Institutional Investor Group.

MICHAEL S. MILLER  Planning and Development.

RALPH K. PACKARD  Chief Financial Officer.

GEORGE U. SAUTER  Quantitative Equity Group.

[SHIP GRAPHIC]
[THE VANGUARD GROUP(R) LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q932 082000

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.